UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Earliest Event Reported): May 1, 2012

HONG KONG WINALITE GROUP, INC.
(Name of registrant as specified in its charter)

NEVADA	87-0575571
(State or other jurisdiction of incorporation	(I.R.S. Employer Identification No.)
or organization)

Room 4-6 12/F

Wai Fung Plaza, 664 Nathan Road

Mongkok, Kowloon, Hong Kong

(Address of principal executive offices)

333-83375

(Commission file number)

Registrant’s telephone number, including area code: (852) 2388-3928

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02          Departure of Directors or Certain Officers; Election of Directors.

On May 1, 2012, Mr. Sean Liu’s position as Chief Executive Officer of Hong Kong Winalite Group, Inc. (the “Company”) was terminated based on mutual agreement between the Company and Mr. Liu. There were no disagreements between Mr. Liu and the Company on any matter relating to the Company’s operations, policies or practices, which resulted in the termination.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2012	HONG KONG WINALITE GROUP, INC.

	By:	/s/ Jingjun Hu
Jingjun Hu, Chairman of the Board of Directors